UNITED STATES BANKRUPTCY COURT            FILED
                            WESTERN DISTRICT OF TEXAS           NOV 06 1998
                              SAN ANTONIO DIVISION          BY__________ DEPUTY

CASE NAME:  Knight Equipment & Manufacturing Corp.    Petition Date:  08/27/1998
                                                        CASE NUMBER: 98-54130RBK

MONTHLY OPERATING REPORT SUMMARY FOR MONTH: SEPTEMBER    YEAR 1998

      MONTH                                         SEPTEMBER
      -----                                         ---------

  REVENUES (MOR-6)                                   196,843
  INCOME BEFORE INT, DEPREC./ TAX (MOR-6)             66,557
  NET INCOME (LOSS) (MOR-6)                           43,650
  PAYMENTS TO INSIDERS (MOR-9)                        27,012
  PAYMENTS TO PROFESSIONALS (MOR-9)                        0
  TOTAL DISBURSEMENTS (MOR-8)                        215,921

*** The original of this document must be filed with the United States Bankruptcy Court and a copy must be sent to the United States Trustees***

                          REQUIRED INSURANCE MAINTAINED
                              AS OF SIGNATURE DATE

                                                              EXP.
                                                              DATE
                                                              ----
  CASUALTY                  YES (X) NO ( )                  8-28-98
  LIABILITY                 YES (X) NO ( )                  8-28-98
  VEHICLE                   YES (X) NO ( )                  8-28-98
  WORKER'S                  YES (X) NO ( )                  8-28-98


  ATTORNEY NAME:  Deborah D. Williams
  FIRM:  Cox & Smith, Incorporated
  ADDRESS:  112 East Pecan
  ADDRESS:  Suite 1800
  CITY, STATE  ZIP:  San Antonio, Texas 78205

                                   CIRCLE ONE

Are all accounts receivable being collected within terms? Yes (No)
Are all post-petition liabilities, including taxes, being paid within terms?
(Yes) No
Have any pre-petition liabilities been paid? (Yes) No If so, describe:
OUTSTANDING UTILITIES, NOTES PAYABLE FOR FIXED ASSETS (CRANES, FORKLIFT, TRUCK & BACKHOE) & PAYROLL TAXES.
Are all funds received being deposited into DIP bank accounts?  (Yes)  No
Were any assets disposed of outside the normal course of business?  Yes (No)
If so, describe ________________________________________________________
Are all U.S. Trustee Quarterly Fee Payments current?   (Yes) No
What is the status of your Plan of Reorganization? Debtor has not yet filed a plan but is in preliminary negotiations with various secured parties.

                  I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through

                  MOR-9 plus attachments, is true and correct.


                 SIGNED: /s/ Scott S. Kalish
                         -------------------------------------
                               (ORIGINAL SIGNATURE)



                 TITLE:            Treasurer
                         -------------------------------------

MOR-1

CASE NAME: Knight Equipment & Manufacturing Corp.     CASE NUMBER:  98-54130-RBK

                           COMPARATIVE BALANCE SHEETS

                                   FILING DATE*        MONTH     MONTH    MONTH     MONTH     MONTH    MONTH
 ASSETS                             08/27/98        SEPTEMBER 98
------------------------------------------------------------------------------------------------------------
 ASSETS
 CURRENT ASSETS
 Cash                                    94,343 *     117,241
 Accounts Receivable, Net             1,554,340     1,606,827
 Inventory: Lower of Cost or Market   6,997,595     6,992,595
 Prepaid Expenses                        24,580       165,108
 Investments
 Other
                                     ----------    ----------
 TOTAL CURRENT ASSETS                 8,670,858     8,881,771
                                     ==========    ==========

 PROPERTY, PLANT & EQUIP, @ COST      1,528,769 **  1,534,072
 Less Accumulated Depreciation          389,201       400,053
 NET BOOK VALUE OF PP & E             1,139,568     1,134,019
 OTHER ASSETS:
    1.  Tax Deposits - DEFERRED
        CREDIT                           64,044        64,044
    2.  Investments in Subs
    3.  Bond Issuance Cost; Net         113,858       113,588
    4.  (attach list) Perry Gas
        Processor Files                  35,000        35,000
                                     ----------    ----------
           TOTAL ASSETS              10,023,328    10,228,422
                                     ==========    ==========

                    * Per Schedules and Statement of Affairs

* ACTUAL CASH BALANCE ON 8/27/98, ALL OTHER INFORMATION REFLECTS 8/31/98 ENDING BALANCES, SINCE NO ADDITIONAL SIGNIFICANT ACTIVITIES WERE COMMENCED UNTIL AFTER SEPTEMBER 1ST.

** SCHEDULES SHOW PROPERTY, PLANTS & EQUIPMENT AT MARKET VALUE; WE HAVE CONVERTED TO COST FOR REPORTING PURPOSES TO THE U.S. TRUSTEE.

MOR-2                                                           Revised 07/01/98

CASE NAME: Knight Equipment & Manufacturing Corp.     CASE NUMBER:  98-54130-RBK

                           COMPARATIVE BALANCE SHEETS

                                           FILING DATE *      MONTH        MONTH   MONTH   MONTH   MONTH  MONTH
  LIABILITIES & OWNERS EQUITY                08/27/98      SEPTEMBER 98
----------------------------------------------------------------------------------------------------------------
  LIABILITIES:
  POST-PETITION LIABILITIES (MOR-4)                           324,543
  PRE-PETITION LABILITIES:
    Notes Payable-Secured                    2,755,328      2,750,590
    Priority Debt                              713,771        695,183
    Federal Income Tax
    FICA/Withholding                             6,643            851
    Unsecured Debt                           6,198,744      6,064,866*
    Other                                    2,436,612      2,436,509
                                            ----------     ----------
  TOTAL PRE-PETITION LIABILITIES            12,111,098     12,272,542
                                            ==========     ==========
  OWNERS'S EQUITY (DEFICIT):
    PREFERRED STOCK
    COMMON STOCK                                 1,111          1,111
  ADDITIONAL PAID-IN CAPITAL                   356,210        356,210
  RETAINED EARNINGS: Filing Date            (2,445,091)    (2,445,091)
  RETAINED EARNINGS: Post Filing Date                          43,650
                                            ----------     ----------
  TOTAL OWNER'S EQUITY (NET WORTH)          (2,087,770)    (2,044,120)
                                            ----------     ----------
  TOTAL LIABILITIES & OWNER'S EQUITY        10,023,328     10,228,422
                                            ==========     ==========

                    * Per Schedules and Statement of Affairs

* THE REDUCTION IN UNSECURED DEBT RESULTED FROM THE COMBINATION OF THE PAYMENTS FOR TRADE PAYABLES OF $13,797 (A MAJORITY OF WHICH WERE FOR UTILITIES) AND A REDUCTION OF $120,081 IN UNEARNED REVENUE FROM A BALANCE OF $514,275 AT 8/31/98 TO $394,194 AT 9/30/98. THE UNEARNED REVENUE REPRESENTS THE PORTION OF A PREPAID CONTRACT, WHICH THE COMPANY IS CURRENTLY WORKING ON, THAT HAS NOT BEEN EARNED BASED ON CONSTRUCTION IN PROGRESS ACCOUNTING CALCULATIONS, A COPY OF WHICH HAS BEEN ATTACHED.

MOR-3                                                           Revised 07/01/98

CASE NAME: Knight Equipment & Manufacturing Corp.     CASE NUMBER:  98-54130-RBK

                      SCHEDULE OF POST-PETITION LIABILITIES

                                      MONTH   MONTH   MONTH  MONTH  MONTH  MONTH
                                   SEPTEMBER 98
--------------------------------------------------------------------------------
TRADE ACCOUNTS PAYABLE                15,856
TAX PAYABLE:
  Federal Payroll Taxes                7,770
  State Payroll & Sales                  244
  Ad Valorem Taxes                       245
  Other Taxes
TOTAL TAXES PAYABLE                    8,259
SECURED DEBT POST-PETITION
  -DIP LOAN                          201,600
ACCRUED INTEREST PAYABLE
  -DIP LOAN                            1,383
*ACCRUED PROFESSIONAL FEES:                0
OTHER ACCRUED LIABILITIES:
  1.  INTEREST & PENALTIES
        ON PRE-PETITION TAXES          2,525
  2.  PAYROLL COSTS (NET OF
        TAXES)                        25,057
  3.  NOTE PAYABLE FOR FINANCED
       INSURANCE                      69,863
                                     -------
TOTAL POST-PETITION LIABILITIES
  (MOR-3)                            324,543
                                     =======

* Payment Requires Court Approval

MOR-4                                                           Revised 07/01/98

CASE NAME: Knight Equipment & Manufacturing Corp.     CASE NUMBER:  98-54130-RBK

                       AGING OF POST-PETITION LIABILITIES
                                 MONTH SEPTEMBER


                              TRADE                         AD-VALOREM,
   DAYS           TOTAL       ACCTS  FED TAXES STATE TAXES  OTHER TAXES   OTHER
--------------------------------------------------------------------------------
   0-30          324,543     15,856    7,770       244         245       300,428
   31-60
   61-90
    91+
                 -------     ------    -----       ---         ---       -------
   TOTAL         324,543     15,856    7,770       244         245       300,428
                 =======     ======    =====       ===         ===       =======

                          AGING OF ACCOUNTS RECEIVABLE

   MONTH
--------------------------------------------------------------------------------
 0-30 DAYS       52,487
31-60 DAYS        2,312
61-90 DAYS       14,895
 91+ DAYS     1,546,636
              ---------
   TOTAL      1,616,330
              =========

MOR-5                                                           Revised 07/01/98

CASE NAME: Knight Equipment & Manufacturing Corp.     CASE NUMBER:  98-54130-RBK

                           STATEMENT OF INCOME (LOSS)

                                                                       FILING TO
            MONTH                            SEPTEMBER                    DATE
--------------------------------------------------------------------------------
     REVENUES (MOR-1)                         196,843                   196,843
     TOTAL COST OF REVENUES                    67,321                    67,321
     GROSS PROFIT                             129,522                   129,522
     OPERATING EXPENSES:
           Selling & Marketing                   0                         0
           General & Administrative           35,942                     35,942
           Insiders Compensation              27,012                     27,012
           Professional Fees                      11                         11
           Other (attach list)                   0                         0
     TOTAL OPERATING EXPENSES                 62,965                     62,965
     INCOME BEFORE INT, DEPR/TAX (MOR-1)      66,557                     66,557
     INTEREST EXPENSE                         12,055                     12,055
     DEPRECIATION                             10,852                     10,852
     OTHER (INCOME) EXPENSES*                    0                         0
     OTHER ITEMS **                              0                         0
     TOTAL INT, DEPR & OTHER ITEMS            22,907                     22,907
     NET INCOME BEFORE TAXES                  43,650                     43,650
     FEDERAL INCOME TAXES                        0                         0
     NET INCOME (LOSS) (MOR-1)                43,650                     43,650

    Accrual Accounting Required, Otherwise Footnote with Explanation.
*   Footnote Mandatory
** Unusual and/or infrequent item(s) outside the ordinary course of business; requires footnote

MOR-6                                                           Revised 07/01/98

CASE NAME: Knight Equipment & Manufacturing Corp.     CASE NUMBER:  98-54130-RBK


    CASH RECEIPTS AND                                  MONTH      MONTH   MONTH   MONTH   MONTH   MONTH  FILING TO
    DISBURSEMENTS                                   SEPTEMBER 98                                            DATE
--------------------------------------------------------------------------------------------------------------------
   1.  CASH - BEGINNING OF MONTH                       94,343
  RECEIPTS:
   2.  CASH SALES                                      27,953
   3.  COLLECTION OF ACCOUNTS RECEIVABLE
   4.  LOANS & ADVANCES (attach list) DIP LOAN        201,600
   5.  SALE OF ASSETS
   6.  OTHER (attach list)                              9,266
                                                      -------
    TOTAL RECEIPTS **                                 238,819
                                                      -------
   (Withdrawal) Contribution by Individual
      Debtor MFR-2*
   DISBURSEMENTS:
   7.  NET PAYROLL                                     88,038
   8.  PAYROLL TAXES PAID                              25,079
   9.  SALES,USE & OTHER TAXES PAID                     1,060
  10.  SECURED / RENTAL / LEASES                       16,011
  11.  UTILITIES                                       12,265
  12.  INSURANCE                                       60,890
  13.  INVENTORY PURCHASES
  14.  VEHICLE EXPENSES                                 2,346
  15.  TRAVEL & ENTERTAINMENT                           4,023
  16.  REPAIRS, MAINTENANCE & SUPPLIES                  3,160
  17.  ADMINISTRATIVE & SELLING                         3,049
  18.  OTHER (attach list)
                                                      -------
    TOTAL DISBURSEMENTS FROM OPERATIONS               215,921
                                                      -------
  19.  PROFESSIONAL FEES                                 0
  20.  U.S. TRUSTEE FEES                                 0
  21.  OTHER REORGANIZATION EXPENSES (ATTACH LIST)       0
                                                      -------
  TOTAL  DISBURSEMENTS**                              215,921
                                                      -------
  22.  NET CASH FLOW                                   22,898
  23.  CASH - END OF MONTH (MOR-2)                    117,241

 *  Applies to Individual debtor's only

** Numbers for the current month should balance (match) RECEIPTS and CHECKS/OTHER DISBURSEMENTS lines on MOR-8

MOR-7                                                           Revised 07/01/98

CASE NAME: Knight Equipment & Manufacturing Corp.     CASE NUMBER:  98-54130-RBK

                           CASH ACCOUNT RECONCILIATION
                               MONTH OF SEPTEMBER 98

      BANK NAME                          FIRST NATIONAL*
      ACCOUNT NUMBER                       #20052910     #            #
      ACCOUNT TYPE                         OPERATING     PAYROLL      TAX    OTHER FUNDS      TOTAL
      BANK BALANCE                           35,297         0          0        99,316       134,613
      DEPOSIT IN TRANSIT                       0            0          0           0            0
      OUTSTANDING CHECKS                     17,372         0          0           0          17,372
      ADJUSTED BANK BALANCE                  17,925         0          0        99,316       117,241
      BEGINNING CASH - PER BOOKS             (6,740)        0          0       101,083        94,343
      RECEIPTS                              238,819         0          0           0         238,819
      TRANSFERS BETWEEN ACCOUNTS              1,767         0          0        (1,767)         0
      (WITHDRAWAL) CONTRIBUTION - BY           0            0          0           0            0
      INDIVIDUAL DEBTOR MFR-2
      CHECKS/OTHER DISBURSEMENTS            215,921         0          0           0         215,921
      ENDING CASH - PER BOOKS                17,925         0          0        99,316       117,241

*** Numbers for the current month should balance (match) TOTAL RECEIPTS and TOTAL DISBURSEMENTS lines on MOR-7.

*RECAP OF OTHER ACCOUNTS:

          FIRST UNION NATIONAL BANK          2576000025              94,471
          ATASCOSA NATIONAL BANK                N/A                   2,428
          JOURDANTON STATE BANK                 4033590                  57
          PETTY CASH                            N/A                   2,258
          FROST BANK - FIRST PAY                N/A                     102
                                                                   --------
                                                                     99,316

MOR-8                                                           Revised 07/01/98

CASE NAME: Knight Equipment & Manufacturing Corp.     CASE NUMBER:  98-54130-RBK

                     PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31) (A)-(F) of the U. S. Bankruptcy Code) and the professionals. Also, for insiders identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary.)


                                       MONTH   MONTH  MONTH  MONTH  MONTH  MONTH
INSIDERS:  NAME/POSITION/COMP TYPE   SEPTEMBER
--------------------------------------------------------------------------------
1.  DERAL KNIGHT - CEO - SALARY        9,926
2.  DERAL KNIGHT - CEO - AUTO          1,746
3.  BARRY LAIDLAW - PRES. -SALARY      5,385
4.  BARRY LAIDLAW - PRES. - AUTO         755
5.  SCOTT KALISH - TREAS. - SALARY     6,000
6.  SHIRLEY J. BOYLE - SEC. - SALARY   3,200
                                      ------
TOTAL INSIDERS (MOR-1)                27,012
                                      ======


        PROFESSIONALS                  MONTH   MONTH  MONTH  MONTH  MONTH  MONTH
      NAME/ORDER DATE
--------------------------------------------------------------------------------
1.
2.
3.
4.
5.
6.
                                        ---
TOTAL PROFESSIONALS (MOR-1)              0
                                        ===

MOR-9

                     Knight Equipment & Manufacturing Corp.
                            Case Number: 98-54130-RBK
                                   Form MOR-7
                         Cash Receipts and Disbursement
                                Supportive Detail

            Date    Payee                         Description            Amount
            ----    -----                         -----------            ------
Receipts Detail
Item 2 - Cash Sales:
  31-Aug-98        E Mcelroy                   2 used Blowers             1,500
  08-Sep-98        Comm. Metals                Scap Sale                  2,165
  10-Sep-98        Oil Country                 Used Valves               13,286
  15-Sep-98        Elkhorn                     Tech. Drawings               175
  25-Sep-98        Comm. Metals                Scap Sale                 10,827
                                                                        -------
               Total Cash Sales                                          27,953

Item 4 - Loans & Advances:
  01-Sep-98        Sable Capital Partners      Dip Loan Advance          72,000
  04-Sep-98        Sable Capital Partners      Dip Loan Advance          45,534
  11-Sep-98        Sable Capital Partners      Dip Loan Advance          25,919
  18-Sep-98        Sable Capital Partners      Dip Loan Advance          26,160
  25-Sep-98        Sable Capital Partners      Dip Loan Advance          31,987
                                                                        -------
               Total Loans & Advances:                                  201,600

Item 6 - Other:

  31-Aug-98        GEC                         Refund                     9,261
  10-Sep-98        Amercian                    Refund                         5
                                                                        -------
               Total Other                                                9,266
                                                                        -------
       Total Receipts                                                   238,819
                                                                        =======

Work in Progress
Earnings in Excess of Billings
September 1998

                               18-Nov-98
                               04:42:30 PM

                                                             Amoco 98-025
                                                      -------------------------
 Billings to Date:
     Intial Billing
     Progress Billing                                 550,000.00
     Retainage
     Change Orders
                                                      ----------
          TL Billings to Date (9/30/98)               550,000.00         100.00%

 Future Billings
     Progress Billings                                      0.00
     Retainage
     Change Orders
                                                      ----------
          TL Future Billings                                0.00           0.00%
                                                      ----------         -------
          TL Contract & Change Orders                 550,000.00         100.00%

 Costs to Date (9/30/98)                               41,588.00
 Paid by Customer
                                                      ----------
 Total Costs to Date (9/30/98)                         41,588.00          30.00%

 Estimated Future Costs:
     Actual thru (10/15/98)                            30,543.00
     Paid by Customer
     Estimated Additional Costs                        66,491.00
                                                      ----------
          TL Estimated Future Costs                    97,034.00          70.00%
                                                      ----------         -------
          TL Estimated Costs                          138,622.00         100.00%

 TL Contract & Change Orders                          550,000.00
 TL % Complete                                            30.00%
                                                      ----------
                                                      165,005.55

 TL Billings to Date (9/30/98)                        550,000.00
                                                      ----------
Earning in Excess of Billings (Current Accrual)      (384,994.45)